EXHIBIT 99.4



                               SECOND AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                          dated as of August 1, 2002

                                     among

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  as Seller,

                                D-M-E COMPANY,
                              as DME Subservicer,

                             UNILOY MILACRON INC.,
                                as Subservicer,

                            TALBOT HOLDINGS, LTD.,
                                as Subservicer,

                                VALENITE INC.,
                                as Subservicer,

                          MILACRON MARKETING COMPANY,
                             as initial Servicer,

                      MARKET STREET FUNDING CORPORATION,
                                 as Purchaser,

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                               as Administrator.

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          This SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT (this "Amendment"), dated as of August 1, 2002, is made among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, VALENITE INC., as Subservicer, UNILOY MILACRON INC., as Subservicer, TALBOT HOLDINGS, LTD., as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets; and

          B. The parties hereto wish to amend the Market Street Purchase Agreement as set forth below;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as to the following:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms have the meanings set forth in the Market Street Purchase Agreement.

          SECTION 2.  Amendments.

          (a) Section 1.01 is amended by deleting the reference to "$75,000,000" therein and substituting "$65,000,000" therefor.

          (b) Clause (c)(i)(3) of Section 1.03 is amended in its entirety to read as follows:

          "(3) each payment pursuant to this clause (i) (other than with respect to any payment reducing the Purchaser's Tranche Investment in an Asset Tranche to zero) shall be in a minimum amount of $100,000 and a higher integral multiple of $1,000".

          (c)  Section 7.02(g) is amended in its entirety to read as follows:

                "(g) Certificate re: Cash Liquidity. On each Reporting Date, commencing with the August 2002 Reporting Date, an officer's certificate from the Servicer certifying that the Cash Liquidity of Parent is at least $10,000,000 or,

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         if not, setting forth the steps being taken by the Seller Parties to execute an amendment to this Agreement as described in
         Section 10.01(r)."

          (d) Section 10.01 is amended by (i) redesignating clause "(r)" thereof as clause "(s)" and (ii) inserting the following new clause (r) in proper sequence:

                "(r) failure of any Seller Party to execute an amendment to this Agreement to establish procedures for daily reporting, daily cash settlement and daily physical release of funds by the Administrator within 30 days following the date on which the Cash Liquidity of Parent is less than $10,000,000; or"

          (e) The following new definitions are added to Appendix A to the Market Street Purchase Agreement in proper sequence:

                "`Cash Liquidity' means the aggregate Dollar amount of cash and cash equivalents (as defined in Parent's financial statements filed with the Securities and Exchange Commission) of Parent and each Subsidiary of Parent that is organized under the laws of, and is located in, the United States or any state thereof; provided that, for the period from the effective date of the Second Amendment to this Agreement through the fifth Business Day following the date on which the sale of Widia is consummated, cash and cash equivalents of MBV shall be included in Cash Liquidity."

                "`MBV' means Milacron B.V., a wholly-owned Subsidiary of the Parent organized under the laws of the Netherlands."

                "`Widia' means the metalcutting tools business organized within or owned by MBV."

          SECTION 3. Representations and Warranties. The Seller Parties jointly and severally represent and warrant as follows:

                  (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement, as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof; and

                  (b) after giving effect to this Amendment, no Liquidation Event (nor Unmatured Liquidation Event) shall exist as of the Amendment Effective Date.

          SECTION 4. Closing Conditions. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which the Administrator shall have received (a) this Amendment duly executed by the parties hereto and
(b) such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

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          SECTION 5.  Miscellaneous.  (a) THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.


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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                 MILACRON INC.


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Vice President - Finance and Chief
                                        Financial Officer


                                 MILACRON COMMERCIAL CORP., as Seller


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer and Assistant Secretary


                                 D-M-E COMPANY, as DME Subservicer


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer


                                 UNILOY MILACRON INC., as Subservicer


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer


                                 TALBOT HOLDINGS, LTD., as Subservicer


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer and Assistant Secretary


                                 MILACRON MARKETING COMPANY, as the initial
                                 Servicer


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer

                                 VALENITE INC., as Subservicer


                                 By:  /s/ Robert P. Lienesch
                                    --------------------------------------------
                                 Title: Treasurer and Assistant Secretary


                                 MARKET STREET FUNDING CORPORATION, as Purchaser


                                 By:  /s/ Douglas K. Johnson
                                    --------------------------------------------
                                 Title: President


                                 PNC BANK, NATIONAL ASSOCIATION, as
                                 Administrator


                                 By:  /s/ John Smathers
                                    --------------------------------------------
                                 Title: Vice President